EXHIBIT 10.2


                                  AGREEMENT


     Legacy and IPFS have entered into the attached Agreement and agree that, if the Bankruptcy Court does not grant the Motion and give Legacy authority to terminate the Lease and release IPFS, on behalf of the C-Gate Estate, from all claims arising under the Lease, by July 31, 2005, IPFS may, at its sole option, waive such release and termination and accept such release and termination as Legacy may give under the Assignment, by paying the balance of the Release Payment to Legacy by 5:00 pm July 31, 2005.

     Legacy warrants and represents to IPFS that an Event of Default, as defined under the Assignment, exists and will continue to exist, unless Legacy notifies IPFS that it no longer exists prior to accepting payment the full $500,000 Release Price.

     All terms defined in the attached agreement shall have the same meaning herein.


     Signed:   June 22, 2005

     Agreed and Accepted:

     /s/ Myron T. Butler
     ------------------------------------
     Legacy Bank of Texas

     By:  Myron T. Butler
          -------------------------------
     Its: Senior Vice President
          -------------------------------


     /s/ Brad J. Peters
     ------------------------------------
     Integrated Performance Systems, Inc.

     By:  Brad J. Peters
          -------------------------------
     Its: CFO
          -------------------------------